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                                AMENDMENT NO. 7

                                      TO

                   RESTATED AND AMENDED FINANCING AGREEMENT

                  THIS AMENDMENT NO. 7 ("Amendment") is entered into as of April 1, 1997, by and between BERNARD CHAUS, INC., a New York corporation ("Borrower") and Bny Financial Corporation ("Lender").

                                  BACKGROUND

                  Borrower and Lender are parties to a Restated and Amended Financing Agreement dated as of February 21, 1995 (as amended, supplemented or otherwise modified time to time, the "Financing Agreement") pursuant to which Lender provided Borrower with certain financial accommodations.

                  Borrower has requested that Lender amend certain provisions of the Financing Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

                  NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

                  2. Amendment to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

                  2.1. Section 2(a) is hereby amended by deleting the fifth sentence thereof in its entirety and replacing it with the following:

                  "Furthermore, at no time will the outstanding amount of Loans in the aggregate exceed: (i) $57,000,000 from January 1, 1997 through March 31, 1997; (ii) $53,500,000 from April
                  1, 1997 through April 30, 1997; (iii) $45,000,000 from May
                  1, 1997 through June 30, 1997; and (iv) $40,000,000, at any time thereafter (the "Peak Permitted Loan")."

                  2.2. Section 8 is hereby amended by amending the definition of Applicable Permitted Overadvance in its entirety to provide as follows:


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                  "Applicable Permitted Overadvances" shall mean solely with respect to the periods set forth below, provided that no Event of Default has occurred or is continuing (in which event the Applicable Permitted Overadvance shall be immediately reduced to zero), the following amounts:

         December 6, 1996 through April 4, 1997           $15,000,000
         April 5, 1997 through April 28, 1997             $16,500,000
         April 29, 1997 through May 8, 1997               $10,750,000
         May 9, 1997 through May 25, 1997                 $13,000,000
         May 26, 1997 through June 5, 1997                $13,500,000
         June 6, 1997 through June 25, 1997               $15,000,000
         June 26, 1997 through June 30, 1997              $13,750,000
         July 1, 1997 and thereafter                      $  -  0 -

                  On July 1, 1997 and thereafter there shall be no further Applicable Permitted Overadvances."

                  3. Conditions of Effectiveness. This Amendment shall become effective as of April 1, 1997, when and only when Lender shall have received four (4) copies of this Amendment executed by Borrower and consented and agreed to by Josephine Chaus as guarantor.

                  4. Representations and Warranties. Borrower hereby represents and warrants as follows:

                           (a) This Amendment and the Financing Agreement, as
                  amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                           (b) Upon the effectiveness of this Amendment,
                  Borrower hereby reaffirms all covenants, representations and warranties made in the Financing Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                           (c) No Event of Default or Default has occurred and
                  is continuing or would exist after giving effect to this Amendment.

                           (d) Borrower has no defense, counterclaim or offset
                  with respect to the Financing Agreement.


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                  5. Effect on the Financing Agreement.

                           (a) Upon the effectiveness of Section 2 hereof, each
reference in the Financing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Financing Agreement as amended hereby.

                           (b) Except as specifically amended herein, the
Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                           (c) The execution, delivery and effectiveness of
this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

                  6. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

                  7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                  8. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement.


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                  IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                            BERNARD CHAUS, INC.

                                            By:   /s/ Wayne S. Miller
                                               ------------------------------
                                            Name: Wayne S. Miller
                                            Title:   Chief Financial Officer


                                            BNY FINANCIAL CORPORATION

                                            By:  /s/ Andrew Rogow
                                               ------------------------------
                                            Name:  Andrew Rogow
                                            Title:    Senior Vice President

CONSENTED AND AGREED TO:


/s/ Josephine Chaus
--------------------------------
JOSEPHINE CHAUS


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